First Allmerica Financial Life                                    Information on
Insurance Company                                                 Second Insured
================================================================================

--------------------------------------------------------------------------------
1     SECOND INSURED
--------------------------------------------------------------------------------

________________________________________________________________________________
First Name                         Middle                   Last

________________________________________________________________________________
Street Address                                         Years at this Address

________________________________________________________________________________
City                          State                         Zip

(      )                                                      M/____D/____Y/____
________________________________________________________________________________
Daytime Telephone Number                                         Date of Birth

|_| M     |_| F
________________________________________________________________________________
Sex                                               Social Security Number

--------------------------------------------------------------------------------
2     INFORMATION ABOUT THE INSURED
--------------------------------------------------------------------------------

2a Current Employment.

Name of Employer __________________________________________________ Yrs. _______

Occupation and Responsibilities ________________________________________________

________________________________________________________________________________

Any change contemplated? _______________________________________________________

2b Income.

My annual earned income is    $ ________________

My annual unearned income is  $ ________________

My net worth is               $ ________________

2c I had an illness or injury during the past six months that has prevented me from engaging in the usual duties of my occupation for more than seven days.

|_| Yes   |_| No    If Yes, please explain:

________________________________________________________________________________

________________________________________________________________________________

2d During the past three years I had a motor vehicle license suspended or revoked or been convicted of driving under the influence of drugs or alcohol or of more than one moving violation.

|_| Yes   |_| No    If Yes, please explain:

________________________________________________________________________________

________________________________________________________________________________

2e During the past three years I have participated in or I intend to participate in:

|_| Scuba diving    |_| Skydiving            |_| Motor racing

|_| Hang gliding or similar flying activity

2f During the past three years I have flown as or I intend to fly as a trainee, pilot or crew member.

|_| Yes   |_| No

2g During the past year, I have smoked one or more cigarettes. |_| Yes |_| No

* An additional sheet of paper may be attached, if necessary, to provide full answers to the questions in this application.

2h I currently use:

|_| Cigars     |_| Pipe       |_| Chewing tobacco

|_| Other tobacco products (Please specify)

2i I will be traveling outside of the United States or Canada in the next six months:

|_| Yes   |_| No    If yes, please indicate country:

________________________________________________________________________________

If 2e or 2f is "yes" - Complete Appropriate Questionnaire.

--------------------------------------------------------------------------------
3     OWNER AND BENEFICIARY
--------------------------------------------------------------------------------

The owner and beneficiary are as indicated in Sections 3A and 6 of the accompanying Variable Life Application. If Section 3A is left blank, the owner will be the insured listed in Section 1 of the Variable Life Application.

--------------------------------------------------------------------------------
4     REPLACEMENT OF OTHER CONTRACTS
--------------------------------------------------------------------------------

Will the proposed policy replace any existing annuity or life insurance contract?

|_| Yes   |_| No

If yes, list company name and policy number and attach Replacement Forms.

________________________________________________________________________________

I have not applied for any life or disability insurance with another company in the last six months.

|_| Yes   |_| No    If yes, please explain:

________________________________________________________________________________

--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------

It is agreed that: (1) The application consists of the application form, the medical questionnaire and this supplemental application for the second insured;
(2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative/agent, insurance will be effective subject to terms of the conditional receipt; and (4) No registered representative/agent is authorized to amend, alter, or modify the terms of this agreement.

________________________________________________________________________________
Signed at City                                              State

________________________________________________________________________________
Signature of Second Insured                                 Date

________________________________________________________________________________
Signature of Owners (if other than Insured)                 Date

________________________________________________________________________________
Signed at City                                              State


AS-194 NY                                                             REV. 11/95

================================================================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                                  WORCESTER, MASSACHUSETTS 01653

APPLICATION FOR
INDIVIDUAL ADULT LIFE                                              BASIC PACKAGE
AND/OR HEALTH INSURANCE

                         INSURANCE INFORMATION PRACTICES

Name of Proposed Insured________________________________________________________

Personal information about you may be obtained from persons other than you. You have a right of access and correction with respect to personal information obtained about you. The Company may in some cases also disclose personal or privileged information it has about you to other third parties without your authorization. A detailed description of the Company's information practices will be furnished on your request.

Any request for information should be directed to Individual Insurance Underwriting at the Home Office.

                      Medical Information Bureau Pre-Notice

Information regarding your insurability and/or any past or future claims will be treated as confidential. The Company, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of your request, the Medical Information Bureau, will arrange for disclosure of the information about you contained in its file. If you question the accuracy of the information in the Bureau's file, you may contact the Bureau to seek a correction in accordance with the procedure established in the Federal Fair Credit Reporting Act. The address of the Bureau's Information office is P.O. Box 105, Essex Station, Boston, Massachusetts 02112: the Bureau's telephone number is (617) 426-3660.

The Company, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                      Fair Credit Reporting Act Pre-Notice

In making this application for insurance it is understood that an investigative consumer report may be made. Information will be obtained through personal interviews with third parties such as family members, business associates, financial sources, friends, neighbors or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and mode of living, whichever may be applicable. Upon written request, you will be told if an investigative consumer report has been ordered. If so, you may ask to be interviewed in connection with its preparation. You have the right to make a written request within a reasonable period of time for a complete and accurate disclosure of additional information concerning the nature and scope of the investigative consumer report. You also have the right to inspect and obtain a copy of the investigative consumer report from the investigating consumer reporting agency.

                    Personal Information Telephone Interview

Thank you for your application for insurance. While an underwriter is evaluating your application, we may ask one of our Home Office Interviewers to contact you for additional information. Whenever possible, calls will be made at your convenience and to the telephone number you have provided. Your agent will review with you the information we need to initiate the call and will record it on a separate form.


FORM 05207-90 (9/95)           ADULT

CONDITIONAL RECEIPT FOR
ADVANCE PAYMENT OF PREMIUM                        Worcester, Massachusetts 01653

No. 315076

 |_| FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (THE "COMPANY")

 |_| ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY  (THE "COMPANY")
                                  (check one)

--------------------------------------------------------------------------------
Advance payment of $ _______(Life) $ _______ (Health) on _______ (date) with the application for insurance has been received on the life of ____________________, the proposed insured. This receipt bears the same serial numbers as the application.

                                 Received for the Company by ___________________

                         CONDITIONAL INSURANCE AGREEMENT

      THERE IS NO INSURANCE UNDER THIS AGREEMENT UNTIL ALL THE CONDITIONS
                                 HAVE BEEN MET.

                                     GENERAL

Definitions

"Underwriting Date" means the date of Part I, Part II, the Conditional Receipt or the Medical Exam, whichever date is later. If an Other Insured Rider is applied for, the "Underwriting Date" for coverage on the Other Insured is the later of the date of the Conditional Receipt, the Part IA or the Medical Exam if required.

"Insurable on a standard basis" means acceptable under the Company's underwriting rules for the plan and amount of insurance applied for without any additional premium charge or restrictive rider.

"Insurable on a non-standard basis" means acceptable for the type of insurance applied for under the Company's underwriting rules but not on a standard basis.

General

Any check or draft is accepted subject to collection. No agent or broker is authorized to amend, alter, or modify the terms of this agreement. All statements in the application are representations, not warranties. If you do not hear from us within 60 days of the date of this agreement, please write to us without delay, stating the facts concerning the application. Our address is 440 Lincoln Street, Worcester, MA 01653.

                              CONDITIONS TO BE MET

Conditions Precedent

The following conditions precedent must be met before we have any liability under this agreement other than the return of the premium received:

      1. The application must be completed and signed by the proposed insured(s) and the owner, if not the insured.

      2. The proposed insured(s) must be insurable on either a standard or non-standard basis on the underwriting date if life insurance only is applied for. The proposed insured(s) must be insurable on a standard basis on the underwriting date for any health insurance.

      3. The proposed insured(s) must be under the age of 71 for life insurance and under the age of 61 for health insurance.

      4. The proposed insured(s) must have undergone a medical exam if required by us.

      5.    If the date of the Conditional Receipt is later than the date of
            Part II and Part IA (if applicable), the proposed insured must not have consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since the completion of Part II and Part IA.

If all of the conditions have been met, some insurance will be provided under this agreement. However, the insurance will be subject to all of the further provisions of this agreement.

Insurance Not in Force. If application is made for both health and life insurance, no health insurance will be in force on any proposed insured who is insurable on a non-standard basis.

If a person proposed for life insurance is not insurable on either a standard or a non-standard basis, no life or health insurance will be in force.
--------------------------------------------------------------------------------


Form 1CR-87                                                            Rev. 9/95

--------------------------------------------------------------------------------
                                    BENEFITS

Amount of Insurance - Life. If a proposed insured is insurable on a standard basis, the death benefit provided under this agreement will be the lesser of the amount applied for or the limit described below.

If a proposed insured is insurable on a non-standard basis which requires a higher premium than the premium on the policy applied for, the amount of the death benefit will be reduced. The reduced benefit will be in the same ratio to the amount applied for as the premium paid with this receipt is to the total premium that would be required on the plan the Company is willing to issue; but in no event more than the maximum limit set forth below.

If the proposed insured is insurable on a non-standard basis which does not require a higher premium, the death benefit provided under this agreement will be the lesser of the following:

      (a)   the amount applied for;

      (b)   the maximum limit applicable to the proposed insured; and

      (c) the premium paid if the proposed insured's death comes within the terms of the restrictive rider which would have been attached to the policy when used.

Maximum Limit - Life Insurance. The maximum limit under this agreement for life insurance, including accidental death benefit, is an amount which when added to any death benefit provided under any life insurance policy or conditional insurance agreement having a date of issue or underwriting date respectively within 90 days prior to the underwriting date of this agreement does not exceed the following applicable amounts:

      (a) If insurable on a standard basis, for issue ages 0 through 15, $50,000; 16 through 60, $500,000; 61 through 65, $250,000; 66 through 70, $100,000; 71 and over, none.

      (b) If insurable on a non-standard basis, for issue ages 0 through 15, $25,000; 16 through 60, $250,000; 61 through 65, $125,000; 66 through 70, $50,000; 71 and over, none.

The maximum limit will not be increased because payment has been made to the Company which is larger than the premium required for such reduced insurance. Upon due proof of the death of the proposed insured that portion of the premium paid for any excess insurance shall be paid to the beneficiary named in this application.

Suicide Exclusion. If the proposed insured commits suicide while this agreement is in force, the Company's liability will be limited to the return of the premium paid.

Amount of Insurance - Health. If the proposed insured becomes totally disabled as defined in the policy, the maximum monthly benefit will be the lesser of the amount applied for and the maximum limit set forth below.

Maximum Limit - Health Insurance. The maximum limit under this agreement for monthly indemnity is an amount which, when added to any monthly indemnity provided by the Company under any health insurance policy or conditional insurance agreement having a date of issue or underwriting date respectively within 90 days prior to this agreement, does not exceed the lesser of:

      (a)   $2,000; and

      (b) the published limit of the Company in effect on the underwriting date.

Such health insurance will be subject to the elimination period elected in the application, if any. Benefits will be payable for no more than 24 months or the benefit period applied for, if less. Any such insurance in excess of the maximum limit shall be void and all premiums paid for such excess shall be returned.

The maximum limit under this agreement for any health insurance other than monthly indemnity will be the lesser of the amount applied for and the applicable published limit of the Company in effect on the underwriting date of this agreement.

                                  TERMINATION

Termination - This agreement may be terminated at any time prior to incurrence of a claim. The Company's sole liability shall be limited to the refund of the premium paid. Such termination will occur on the earliest of the following:

      1.    The delivery of the insurance issued on this application.

      2. The date the Company mails a termination notice with a refund of your payment to you.

      3.    Ninety days after the underwriting date.
--------------------------------------------------------------------------------


Form 1CR-87                                                            Rev. 9/95

First Allmerica Financial Life Insurance Company (The "Company")
Allmerica Financial Life Insurance and Annuity Company (The "Company")

Name of Proposed Insured _______________________________________________________

                       AUTHORIZATION TO OBTAIN INFORMATION

--------------------------------------------------------------------------------
To all physicians; medical professionals; hospitals; clinics; other health care providers; employers; Medical Information Bureau, Inc. (MIB); consumer reporting agencies; other insurance support organizations; and other persons who have the types of information described below about the proposed insured:

I authorize you to give the Company, its reinsurers, or its agent: (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) any non-medical information, including an investigative consumer report, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force.

This authorization will be valid for 30 months. I know that under Federal Regulations, I may revoke this authorization as it applies to drug and alcohol abuse treatment information at any time; but my revocation will not affect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

      _________________  _______________________________________________________
      Date               Signature of proposed insured (if proposed insured is a
                                             minor, signature of legal guardian)

                         _______________________________________________________
                         Signature of spouse (if proposed for insurance)

Form 4826-90                                                           Rev. 3/95
--------------------------------------------------------------------------------
|_| First Allmerica Financial Life Insurance Company
                      |_| Allmerica Financial Life Insurance And Annuity Company

                     PERSONAL HISTORY INTERVIEW INFORMATION
--------------------------------------------------------------------------------
Proposed Insured's Name (Professional Title)
                             |_| Adult          Application for
                                                |_| Life       - Amount $_______
                             |_| Juvenile       |_| Disability - Amount $_______
--------------------------------------------------------------------------------
Home Telephone No. (Area Code) and No.
                                      Business Telephone No. (Area Code) and No.
   (        )                           (        )
--------------------------------------------------------------------------------
Driver's License Information
    No.                                   State
--------------------------------------------------------------------------------
The best time for us to call you is           1st Choice ____________ Eastern
at |_| Home  |_|  Business                    2nd Choice ____________ Time
--------------------------------------------------------------------------------
Agency                       Agent              Date Received in P.H.I. Unit

--------------------------------------------------------------------------------
                             Attempts to Call         Attempts to Call

 Date/Time ________________________          Date/Time ________________________

 Date/Time ________________________          Date/Time ________________________

 Date/Time ________________________          Date/Time ________________________
--------------------------------------------------------------------------------
Date call completed        Time ____________ Remarks
                                |_|AM  |_|PM
--------------------------------------------------------------------------------

                                                                No. 315076
APPLICATION FOR INDIVIDUAL
ADULT LIFE AND/OR HEALTH
    INSURANCE - PART I                    |_| First Allmerica Financial Life
                                              Insurance Company
                                          |_| Allmerica Financial Life
                                              Insurance and Annuity Company
                                          |_| Life |_| Disability
                                          Check applicable box(es)
All Answers Must Be Handwritten           Worcester, Massachusetts 01653
--------------------------------------------------------------------------------
                        COMPLETE FOR ALL APPLICATIONS
--------------------------------------------------------------------------------
1.a) PROPOSED INSURED First - Middle Initial - Last

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
b) Sex         c)       BIRTH                  d) Owner's Soc. Sec. or I.D.
               -----------------------
|_| M |_| F    Mo.  Day   Yr.   State
              |____|____|____||___|___|                   -     -
--------------------------------------------------------------------------------
2. a) RESIDENCE
   No.             Street                        Apt.         Yrs.

--------------------------------------------------------------------------------
  City                                 State           Zip
                                     |___|___||___|___|___|___|___|
--------------------------------------------------------------------------------
  b) BUSINESS ADDRESS
  No.              Street                        Apt.         Yrs.

--------------------------------------------------------------------------------
  City                                 State           Zip
                                     |___|___||___|___|___|___|___|
--------------------------------------------------------------------------------
3. PREMIUM PAYABLE
   |_| Annual      |_| Semi-Annual    |_| Quarterly

   |_| M.A.P.      |_| Other ___________________________________________________

   Existing M.A.P. or List Bill No._____________________________________________
--------------------------------------------------------------------------------
4. Periodic Premium (Exceptional Life Only)

   $
--------------------------------------------------------------------------------
5. a) Premium Notices To
   |_| Insured    |_| Owner    at   |_| Residence    |_| Business

   |_| Other (Name)_____________________________________________________________

   b) No._____ Str.___________________________________ Apt._____________________

   __________________________________|___|___||___|___|___|___|___|
   City                                State           Zip
--------------------------------------------------------------------------------
6. Has the initial premium been paid and the                        Yes  No
   Company's Conditional Receipt been given?                        |_|  |_|

     Life $______________ Disability $______________________
--------------------------------------------------------------------------------
7. a) Have you smoked one or more                                   Yes  No
      cigarettes in the last 12 months?                             |_|  |_|

   b) Do you currently use any other form of tobacco?               |_|  |_|

      |_| Cigars |_| Pipe |_| Chew |_| Other________________________________
--------------------------------------------------------------------------------
8. a) Employer, Occupation and Duties    b) Yrs.________________________________


                                                                    Yes  No
   c) Any change contemplated?                                      |_|  |_|

   d) During the past 6 months has an illness or injury
      prevented you from engaging in the usual duties
      of your occupation for more than 7 days?                      |_|  |_|
--------------------------------------------------------------------------------
9.  Will the insurance applied for replace or change
    any existing insurance or annuities in any company?             |_|  |_|
--------------------------------------------------------------------------------
10. Have you applied for any life or disability insurance
    with another company in the last six months?                    |_|  |_|
--------------------------------------------------------------------------------
11. Do you intend to travel outside the United States
    and Canada?                                                     |_|  |_|
--------------------------------------------------------------------------------
12. In the last 3 years have you

   a) Had your motor vehicle license suspended
      or revoked or have you been convicted
      of driving under the influence of drugs
      or alcohol or been convicted of more
      than one moving violation?                                    |_|  |_|

   b) Participated in or do you intend to
      participate in                                                |_|  |_|
      |_|  Motor Racing                 |_|  Scuba Diving
      |_|  Hang Gliding or              |_|  Parachuting
           similar flying activities

   c) Flown or intend to fly as a trainee,
      pilot or crewmember?                                          |_|  |_|
      If 12b or c "yes" - Complete Appropriate Questionnaire
================================================================================
Explain "yes" answers 8-12


--------------------------------------------------------------------------------
                          COMPLETE FOR LIFE INSURANCE
--------------------------------------------------------------------------------
13. LIFE INSURANCE APPLIED FOR
        Amount                               Plan

     $______________________________________|___________________________________
--------------------------------------------------------------------------------
14. Flex Term Plans                        |_| Decreasing Term
    |_| Level term                               Int. Rate ____________________%
    |_| Level Prem. Red. Term.                   No. of Yrs. __________________
--------------------------------------------------------------------------------
15. Death Benefit Option (Exceptional Life only)
      |_| Option 1           |_| Option 2
--------------------------------------------------------------------------------
16. RIDERS                                   |_| Exchange Option Rider
    |_| GIR $_________________               |_| Flex Term Rider $______________
    |_| OIR (Complete Part 1a)               |_| Level Term
    |_| CIR (Complete Part 1a)               |_| Level Prem. Red. Term
    |_| AIR __________________               |_| Decreasing Term
    |_| Paid up Additions Rider                   Int. Rate ___________________%
        |_|  Annual Premium $___________________  No. of Yrs.__________________
        |_|  Single Premium $___________________  |_| LBR
--------------------------------------------------------------------------------
17. OPTIONAL BENEFITS
    a) |_| Waiver of Premium    c) |_| ADB $__________________________________
    b) |_| Waiver of Charges    d) |_| APL
================================================================================
18. DIVIDEND OPTION (First Allmerica Financial Only)
    a) |_| Paid in Cash    d) |_| Paid up Adds
    b) |_| Reduced Prem.   e) |_| Accumulate at Interest
    c) |_| Other ______________________________________________________________
================================================================================
19. a) PRIMARY BENEFICIARY                                    Relationship


       |_| _________________ day Common Disaster Clause
    ----------------------------------------------------------------------------
    b) CONTINGENT BENEFICIARY

================================================================================
20. OWNER (if other than insured)

--------------------------------------------------------------------------------


Form 1A-90 Page 1                                                     Rev. 9/95

--------------------------------------------------------------------------------
                       COMPLETE FOR DISABILITY INSURANCE
--------------------------------------------------------------------------------
21. DISABILITY INSURANCE APPLIED FOR
 a) |_| INCOME REPLACEMENT           Elim.                Ben.
           Mo. Ben. $ __________     Per.  __________     Per.  ____________
    RIDERS
    |_| Regular Occupation      |_| Residual Disability
    |_| Lifetime Accident       |_| Partial Disability
    |_| Life Sick/Acc           |_| Hosp. Conf.  $__________________________
                                       Elim.                Ben.
    |_| AIB: Mo. Ben. $ __________     Per.  __________     Per.  __________
                                       Elim.                Ben.
    |_| SIS: Mo. Ben. $ __________     Per.  __________     Per.  __________
    |_| AIO PLUS        ______
    |_| COLA
    |_| Key Person  $________________________________________________________
    |_| Other________________________________________________________________

 b) |_| DISABILITY BUY-OUT    Amt. $_____________  Elim. Per.________________

        |_| Additional Ins. Option $_________________________________________

 c) |_| OVERHEAD EXPENSE
                                       Elim.                Ben.
        Amt. $_________________        Per.  __________     Per.  __________
    |_| Residual Rider
    |_| Additional Insurance Benefit          _______________________________%
    |_| Additional Insurance Option Rider         $__________________________
--------------------------------------------------------------------------------
22. OVERHEAD EXPENSE DATA

 a) Your share of the average monthly overhead expenses for the last six months.

  Rent           $____________________     Laundry         $____________________
  Electricity    $____________________     Janitorial Svs. $____________________
  Telephone      $____________________     Depreciation    $____________________
  Heat & Water   $____________________     (office furniture & equipment only)
  Taxes          $____________________                      ____________________
  Salaries       $____________________                      ____________________
  Mortgage Int.  $____________________     TOTAL           $____________________

 b) Are you sole owner of the business?         |_| Yes  |_| No

 c) If not, your share  ___________________________________%
    How many other owners      _____________________________________
--------------------------------------------------------------------------------
23. ANNUAL EARNED INCOME*

 a)          Last Tax Year  $_________________________________________________
             Prior Tax Year $_________________________________________________
             Two Years Ago  $_________________________________________________

 b) Unearned Income (indicate source)    $____________________________________

 c) Net Worth       Personal $________________________________________________
                    Business $________________________________________________

*Earned income is the total of your annual salaries, wages, bonuses, commissions and fees less ordinary business expenses.
--------------------------------------------------------------------------------
24. Record all disability income and overhead expense coverage in force
    (include fringe, individual, group, salary continuation, association, union benefits or state disability benefits). If none, write "NONE".

---------------------------------------------------------------------------------------------------------
Company or Source      Year     Disability   Overhead     Monthly     Elim.    Benefit     Offset By
                      Issued      Income      Expense    Indemnity   Period    Period    Social Security
---------------------------------------------------------------------------------------------------------
                                                        $                               $
---------------------------------------------------------------------------------------------------------
                                                        $                               $
---------------------------------------------------------------------------------------------------------
                                                        $                               $
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPLETE FOR ALL APPLICATIONS
--------------------------------------------------------------------------------
Special Request    Home Office Amendments and Corrections/Administrative Purpose





--------------------------------------------------------------------------------
It is agreed that: (1) The application consists of Parts I, II and IA, if IA applies. (2) The representations are true and complete to the best of my knowledge and belief, (3) No liability exists and the insurance applied for will not take effect unless the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the agent, insurance shall be effective subject to terms of the conditional receipt. (4) No agent or broker is authorized to amend, alter, or modify the terms of this agreement.
--------------------------------------------------------------------------------
Signed at (City and State)         Date      Full signature of proposed insured

--------------------------------------------------------------------------------
This application is made at the request of the undersigned who hereby ratifies each statement, representation and agreement herein and agrees that any contract of insurance issued in connection with this application shall be issued on the condition that each statement, representation and agreement shall be binding upon the above named owner(s) to the same extent and degree as if made by the owner(s).
--------------------------------------------------------------------------------
Signed at (City and State)         Date       Full signature(s) of owner(s)
                                              (other than insured)

--------------------------------------------------------------------------------
Soliciting Agent's Signature       Date       If Business, name of establishment
                                              and title/capacity

--------------------------------------------------------------------------------
Form 1A-90 Page 2                                                      Rev. 9/95

                First Allmerica Financial Life Insurance Company
                       Allmerica Financial Life Insurance
AGENT'S REPORT                 and Annuity Company
--------------------------------------------------------------------------------
SECTION A              COMPLETE FOR ALL APPLICATIONS
--------------------------------------------------------------------------------
1.  Name               First - Middle Initial - Last

--------------------------------------------------------------------------------
2. Proposed Insured
   a) Years Known ______________ b) Marital Status _______________
   c) |_| Relative  |_| Friend  |_| Client  |_| Stranger
--------------------------------------------------------------------------------
3. Home Telephone No. (Area Code) and No.
   (             )
--------------------------------------------------------------------------------
4. Driver's License Number and State
                               |
--------------------------------------------------------------------------------
5. What is the proposed insured's annual income? (Life only)

Earned $ _____________________________   Unearned $_____________________________

             Financial Worth $
--------------------------------------------------------------------------------
6. Quick Pay              years (NOT GUARANTEED)
--------------------------------------------------------------------------------
7. Occupational Class (Disability only)
   |_|4AS    |_|4A     |_|3A     |_|2A    |_|A
--------------------------------------------------------------------------------
8. a) Is the insurance being applied for considered a
      replacement according to its definition in the
      replacement regulations (if any) in the state the
      business was written?             |_| Yes   |_| No
      (Send Replacement forms or 1035 Exchange where applicable)

   b) If the answer to a above is "yes", list below all existing life, disability or annuity contracts proposed to be replaced.

      Policy Number                                Name of Issuing Company
      -------------                                -----------------------


--------------------------------------------------------------------------------
9. List all life insurance in force
--------------------------------------------------------------------------------
Company         Year         Insurance Amount             ADB        Waiver
                       ------------------------------
                          Personal      Business
--------------------------------------------------------------------------------
                        $             $               $         |_| Yes |_| No
--------------------------------------------------------------------------------
                                                                |_| Yes |_| No
--------------------------------------------------------------------------------
                                                                |_| Yes |_| No
--------------------------------------------------------------------------------
                                                                |_| Yes |_| No
--------------------------------------------------------------------------------
                TOTAL   $             $               $
--------------------------------------------------------------------------------
SECTION B    COMPLETE FOR ALL APPLICATIONS WHEN BUSINESS INSURANCE APPLIED FOR
--------------------------------------------------------------------------------
10. a) Type of Business
    |_| Corporation        |_| S-Corporation
    |_| Partnership        |_| Sole Proprietorship
    b) Date Incorporated or organized __________________________________
    c) Number of employees______________________________________________
    d) If Corporation, State of incorporation___________________________
       Have directors authorized this application?  |_| Yes |_| No
--------------------------------------------------------------------------------
11. a) How long has proposed
       insured been with owner?________________________________________
    b) Percentage of business
       owned by proposed insured?______________________________________%
--------------------------------------------------------------------------------
12. Net Earnings (after tax) of business for

    Last Year $                     Previous Year $
--------------------------------------------------------------------------------
13. Purpose of Insurance

    |_| Stock Purchase                  |_| Business Keyperson
    |_| Split Dollar                    |_| Executive Bonus
    |_| Stock Redemption                |_| Executive Income Plan
    |_| Deferred Compensation
                                        |_| Other_______________________________
--------------------------------------------------------------------------------
14. Salary of proposed insured for

    Last year $                       Previous year $
--------------------------------------------------------------------------------
15. a) What is aggregate business insurance (existing and
       new) authorized on this life in all companies?
       Existing $______________________ New $__________________________________

    b) Are any other partners or associates insured or
       proposed for business coverage?    |_| Yes  |_| No
       Give names, titles, amounts and companies.


    c) If partnership, give full name of all partners.


--------------------------------------------------------------------------------
16. Home Office Assistance
    |_| B.I. Handbook       |_| Financial Topics
    |_| Sales Proposals     |_| Technical Release
    |_| Inquiry             |_| Other ______________________________
    |_| What's New
    Was this case a result of any previous assistance either
    direct or indirect?              |_| Yes  |_| No
--------------------------------------------------------------------------------
SECTION C            COMPLETE WHEN OIR AND/OR CIR IS APPLIED FOR
--------------------------------------------------------------------------------
17. For CIR
    Are all children who have not reached their
    18th birthday included?    |_| Yes     |_| No
    If "no", explain

--------------------------------------------------------------------------------
18. For CIR and OIR (child)             How long have you
    known the parent or person with whom the child (children) is (are) living? (If other than the applicant, give name and explain)

--------------------------------------------------------------------------------
19. For CIR and OIR
    a) To the best of your knowledge, will the life
       insurance being applied for replace life
       insurance or annuities in any company?      |_| Yes |_| No
       (Send replacement forms where applicable.)

    b) If the answer to a above is "yes", list all existing life insurance or annuity contracts proposed to be replaced.
       Policy Number                   Name of Issuing Company

--------------------------------------------------------------------------------
Form 1AR-90 Page 1                                                     Rev. 3/95

--------------------------------------------------------------------------------
SECTION D COMPLETE FOR LIFE APPLICATION WHEN APPLICANT IS DEPENDENT SPOUSE OR
                               DEPENDENT CHILD
--------------------------------------------------------------------------------
20. a) What is the need for proposed insurance?

    b) If supporting spouse or parent is insured for benefit of family, give amount. If not insured, give reasons.

    c) Regarding supporting spouse or parent

       Full Name____________________________________

       Birthdate____________________________________

       Income_______________________________________
--------------------------------------------------------------------------------
SECTION E   COMPLETE FOR LIFE APPLICATION WHEN INSURANCE IS FOR ESTATE PLANNING
                                      PURPOSES
--------------------------------------------------------------------------------
21. a) Home Office Assistance

    |_| What's New               |_| Inquiry
    |_| Technical Release
    |_| Financial Topics         |_| Other_______________________

    b) Was this case a result of any previous assistance
       either direct or indirect?     |_| Yes  |_| No
--------------------------------------------------------------------------------
22. a) Was an Estate Analysis prepared?         |_| Yes  |_| No

    b) Was a Liquidity Analysis prepared?       |_| Yes  |_| No

--------------------------------------------------------------------------------
SECTION F       COMPLETE FOR LIFE APPLICATION WHEN INSURANCE IS FOR FINANCIAL
                                      PLANNING PURPOSES
--------------------------------------------------------------------------------
23. a) Home Office Assistance
    |_| Financial Topics      |_| Plan Prep./Review
    |_| Inquiry               |_| Other__________________________

    b) Was this case a result of any previous assistance
       either direct or indirect?    |_| Yes  |_| No
--------------------------------------------------------------------------------
24. a) Was a financial plan prepared?                       |_| Yes  |_| No

    b) If "yes", type of plan                               |_| Basic
                                                            |_| Comprehensive
                                                            |_| Focus

    c) Was a fee charged?                                   |_| Yes  |_| No
--------------------------------------------------------------------------------
SECTION G              COMPLETE FOR ALL APPLICATIONS FOR MARKET RESEARCH
--------------------------------------------------------------------------------
25. Need
              |_| Personal    |_| Business   |_| Estate
--------------------------------------------------------------------------------
26. Occupation
    |_| Business owner        |_| Manager/Exec.
    |_| Professional          |_| Self-Employed
    |_| Other white collar    |_| Blue collar
--------------------------------------------------------------------------------
27. Industry
    |_| Medical               |_| Retail Trade
    |_| Construction          |_| Finances, Ins., Real Estate
    |_| Manufacturing         |_| Professional Service
    |_| Trans./Public Util.   |_| Public Administration
    |_| Wholesale Trade       |_| Education
    |_| Agriculture, Forestry |_| Other
--------------------------------------------------------------------------------
28. a) Was this a competitive situation?   |_| Yes |_| No

    b) Competing Company_____________________________________________________

    c) Home Office Assistance              |_| Yes |_| No
--------------------------------------------------------------------------------
29. Reason for Insurance
    |_| Death Taxes           |_| Family Income
    |_| Gift                  |_| Retirement Income
    |_| Estate Protection     |_| Fund Bus. Agreement
    |_| Cash Accumulation     |_| Other
--------------------------------------------------------------------------------
30. Source                    |_| Observation
    |_| Personal              |_| Seminar
    |_| Direct Mail           |_| Referred Lead
    |_| Cold Call             |_| Policyholder
    |_| Orphan                |_| Telemarketing Lead
--------------------------------------------------------------------------------
31. Other Investments         |_| Money Market
    |_| Stocks & Bonds        |_| Commodities
    |_| Investment Property   |_| Savings Account
    |_| Group Benefit Plan    |_| Pension Plan
--------------------------------------------------------------------------------
32. Planning Tools Used       |_| Ledger Proposal
    |_| FSA                   |_| Next $
    |_| Ins Mark              |_| Other
--------------------------------------------------------------------------------
It is hereby stated that (we) (I) personally solicited this application and, except as specified below, no other agent or broker has any commission interest in this sale. It is certified that the information supplied by the proposed insured has been truly and accurately recorded. (If more than one agent indicate split otherwise the Company assumes that any division of commission is in equal shares.)
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Signature of Agent            Print Full Name               Code      Agency

                           %
--------------------------------------------------------------------------------
Form 1AR-90, Page 2                                                   Rev. 3/95

APPLICATION FOR INDIVIDUAL
ADULT LIFE AND/OR DISABILITY
    INSURANCE - PART II                      |_| First Allmerica Financial Life
                                                 Insurance Company
                                             |_| Allmerica Financial Life
                                                 Insurance and Annuity Company
                                             |_| Life |_| Disability
                                             Check applicable box(es)
All Answers Must Be Handwritten              Worcester, Massachusetts 01653
--------------------------------------------------------------------------------
1. Proposed Insured                              Birth Date
   First       M.I.      Last                    Mo. Day Yr.
                                                    |    |
--------------------------------------------------------------------------------
2. Personal Physician
   a) |_| Name and Address       b) |_| None

   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

   Reason Last Consulted     Date
   c) |_| Routine Exam      Were all findings normal? |_| Yes |_| No
   d) |_| As indicated in #27 on page 2
   e) |_| Other - Give Details

   Date                Reason                         Result
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
3. In the past 10 years have you been told you had or been
   treated for immune system disorder including acquired
   immune deficiency syndrome (AIDS) or AIDS related
   complex (ARC)?                                              |_| Yes  |_| No
--------------------------------------------------------------------------------
4. During the past 5 years have you used marijuana, cocaine, barbiturates, narcotics, excitants, or hallucinogens, except
   as prescribed medication?                                   |_| Yes  |_| No
--------------------------------------------------------------------------------
5. Do you engage in a scheduled exercise program?
   (If "yes", give details = type, duration, frequency)
                                                               |_| Yes  |_| No
--------------------------------------------------------------------------------
6. Are you now pregnant?                                       |_| Yes  |_| No

If yes, expected date of delivery
--------------------------------------------------------------------------------
Explain "yes" answers to #3-5.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
During the Past 10 years have you had, been told you had, or been treated for

7.  a) |_| Chest pain or Angina    c) |_| Heart Murmur            e) |_| Heart Attack     g) |_| Palpitations   i) |_| None of These
    b) |_| Rheumatic fever         d) |_| High Blood Pressure     f) |_| Blood Vessel     h) |_| Heart
                                                                         Disorder                Disorder

8.  a) |_| Pneumonia               d) |_| Persistent Cough        g) |_| Coughing of      j) |_| Asthma         m) |_| None of These
    b) |_| Bronchitis              e) |_| Persistent Hoarseness          Blood            k) |_| Pleurisy
    c) |_| Tuberculosis            f) |_| Allergies               h) |_| Emphysema        l) |_| Chronic
                                                                  i) |_| Respiratory             Shortness
                                                                         Disorder                of Breath

9.  a) |_| Recurrent Headache      c) |_| Dizziness or Fainting   e) |_| Brain Disorder   g) |_| Seizures       i) |_| None of These
    b) |_| Paralysis               d) |_| Stroke                  f) |_| Speech Loss      h) |_| Memory Loss

10. a) |_| Nervous Disorder        b) |_| Mental Disorder         c) |_| Depression       d) |_| Suicide        e) |_| None of These
                                                                                                 Attempt

11. a) |_| Ulcer                   b) |_| Recurring Indigestion   c) |_| Vomiting Blood   d) |_| Difficulty     e) |_| None of These
                                                                                                 Swallowing

12. a) |_| Colon Polyp             b) |_| Ileitis or Colitis      c) |_| Persistent       d) |_| Bloody Stools  e) |_| None of These
                                                                         Diarrhea

13. a) |_| Hepatitis               c) |_| Cirrhosis               e) |_| Jaundice         g) |_| Gall Bladder   i) |_| None of These
    b) |_| Stomach Disorder        d) |_| Liver Disorder          f) |_| Intestinal              Disorder
                                                                         Disorder         h) |_| Pancreas
                                                                                                 Disorder

14. a) |_| Cancer                  c) |_| Skin Cancer             e) |_| Tumor            g) |_| Cyst           h) |_| None of These
    b) |_| Fibroids                d) |_| Skin Disorder           f) |_| Lymph Gland
                                                                         Disorder

15. a) |_| Diabetes                b) |_| Thyroid Disorder        c) |_| Disease of       d) |_| Glandular      e) |_| None of These
                                                                         Breast                  Disorder

16. a) |_| Sugar in Urine          d) |_| Pus in Urine            g) |_| Kidney Disorder  i) |_| Urinary        k) |_| None of These
    b) |_| Albumin in Urine        e) |_| Prostate Disorder       h) |_| Reproductive            Disorder
    c) |_| Blood in Urine          f) |_| Bladder Disorder               System Disorder  j) |_| Sexually
                                                                                                 Transmitted
                                                                                                 Disease

17. a) |_| Anemia                  b) |_| Leukemia                c) |_| Blood Disorder   d) |_| Recurrent      e) |_| None of These
                                                                                                 Infections

18. a) |_| Hernia                  b) |_| Hemorrhoids             c) |_| Varicose Veins   d) |_| Rectal         e) |_| None of These
                                                                                                 Disorder

19. a) |_| Deformity               c) |_| Back Pain               e) |_| Amputation       g) |_| Arthritis      i) |_| None of These
    b) |_| Rheumatism              d) |_| Gout                    f) |_| Bone or Muscle   h) |_| Back, Spine,
                                                                         Disorder                Joint
                                                                                                 Disorders

20. a) |_| Eye Disorder            b) |_| Ear Disorder            c) |_| Nose Disorder    d) |_| Throat         e) |_| None of These
                                                                                                 Disorder

Form 1AM-90 Page 1                                                     Rev. 9/95

All Answers Must Be Handwritten
--------------------------------------------------------------------------------
21. Height in shoes __________________ Weight in clothing ______________________

    Have you had any change in weight in the past year?

    |_| Yes   |_| No   |_| Gain  |_| Loss  Amount_______________________________

    Reason
--------------------------------------------------------------------------------
22. Other than as indicated in 7-20, during the
    past 5 years have you
    a) Been or are you now under observation,
       treatment, therapy, counseling, or medi-                   Yes    No
       cations or have you had any check up,
       illness or surgery?                                         |_|   |_|
    b) Had electrocardiogram, x-ray or blood studies?              |_|   |_|
    c) Been advised to have a test or surgery
       which was not done?                                         |_|   |_|
    d) Been treated or received counseling for
       alcohol or drug use?                                        |_|   |_|
    e) Been a patient in a hospital, clinic,
       sanitarium or other medical facility?                       |_|   |_|
    f) Consulted any other physician or chiropractor?              |_|   |_|
--------------------------------------------------------------------------------
23. Have you ever requested or received a pension                 Yes    No
    benefit or payments because of an injury,
    sickness or disability?                                        |_|   |_|
--------------------------------------------------------------------------------
24. Have you ever changed occupation or residence
    because of health?                                             |_|   |_|
--------------------------------------------------------------------------------
25. Has any member of your family ever had high
    blood pressure, diabetes, cancer, mental illness
    or hereditary disease?                                         |_|   |_|
--------------------------------------------------------------------------------
26. Family           Age if        Present State of Health              Age at
    Record           Living           or Cause of Death                 Death
    ----------------------------------------------------------------------------
    Father
    ----------------------------------------------------------------------------
    Mother
    ----------------------------------------------------------------------------
    Brothers
    & Sisters


--------------------------------------------------------------------------------
27.             COMPLETE FOR EACH APPROPRIATE ITEM CHECKED IN 7-25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
No.   Diagnosis       Medication/Treatment     Date   Still Under     Physician/Medical Facility Name
                                                      Treatment?    (Include Address if not in 2 above)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

      I understand and agree that the foregoing statements and answers are complete, true and correctly recorded to the best of my knowledge and belief, and that they shall be part of the contract if issued.


Date ______________ Witness _______________________   __________________________
                              Examiner or Agent        Signature
                                                       of Proposed Insured

Form 1AM-90 Page 2                                                    Rev. 9/95

First Allmerica Financial
Life Insurance Company                                 Variable Life Application
--------------------------------------------------------------------------------
1  INSURED  The person upon whose life this insurance
            coverage is proposed.
--------------------------------------------------------------------------------

________________________________________________________________________________
First Name                    Middle                       Last

________________________________________________________________________________
Street Address                                             Years at this Address

________________________________________________________________________________
City                           State                                    Zip

(           )
--------------------------------------------------------------------------------
Daytime Telephone Number

M/___ D/___ Y/___        M |_|  F |_|
  Date of Birth               Sex

     -   -
---------------------------------------
Social Security Number

--------------------------------------------------------------------------------
2  PAYMENT   The monetary contribution to the policy.
--------------------------------------------------------------------------------

Check one:
|_| I have enclosed a check for my initial payment of $_________
    ($100 minimum) and have received a conditional receipt.
    (Please make check payable to First Allmerica Financial Life
    Insurance Company)

|_| My initial payment will be transferred from another insurance company.
    Approximate amount $______________________
    Name of transferring company____________________
    My Transfer of Assets form is attached.     Yes |_|
    My Transfer of Assets form has been sent to the
    transferring company.                       Yes |_|

2a  I want to make future payments of $__________:
    |_| Annually       |_| Semi-Annually      |_| Quarterly
    |_| Monthly (I have included a voided check and Bank
        Drafting Form.)

--------------------------------------------------------------------------------
3 POLICYOWNER   The person or entity exercising the policy's
                contractual rights.
--------------------------------------------------------------------------------

3a The policyowner will be the insured unless specified here:

________________________________________________________________________________
   Name

________________________________________________________________________________
   Street Address

________________________________________________________________________________
   City                                      State                   Zip

   Social Security or Tax I.D. Number ______________________

3b Payment reminder notices will be sent to the policyowner unless specified otherwise here:

________________________________________________________________________________
   Name

________________________________________________________________________________
   Street Address

________________________________________________________________________________
   City                                      State                   Zip

--------------------------------------------------------------------------------
4  ALLOCATION How I want my payments allocated.
--------------------------------------------------------------------------------

Complete Section 4a and Section 4b. Future payments will be allocated according to this selection unless changed by me.

4a |_| Allocate my payment as follows: Use whole percentages. If dollar cost averaging is used, please complete a Dollar Cost Averaging form. You may allocate your payments to no more than 7 of the 14 variable accounts listed below and the Fixed Account.

    YOUR TOTAL ALLOCATION MUST EQUAL 100%.

     ______________%    Select Emerging Markets
     ______________%    Select International Equity
     ______________%    T. Rowe Price International Stock
     ______________%    Select Aggressive Growth
     ______________%    Select Capital Appreciation
     ______________%    Select Value Opportunity
     ______________%    Select Growth
     ______________%    Select Strategic Growth
     ______________%    Fidelity Growth Portfolio
     ______________%    Select Growth and Income
     ______________%    Fidelity Equity Income Portfolio
     ______________%    Fidelity High Income Portfolio
     ______________%    Select Income
     ______________%    Allmerica Money Market
     ______________%    Fixed Account
     ______________%
         100       %    Total

4b |_| Deductions of all charges will be made pro rata according to the value of each account and the Fixed Account.

                                       OR

   |_| Deduct all charges from ___________________________
       (Enter any single account, except the Fixed Account)


AS-158-95NY                                                               PAGE 1
                                                                        Rev 2/98

--------------------------------------------------------------------------------
5  INSURANCE  How much life insurance I want.
--------------------------------------------------------------------------------

5a  I want $_____________ in life insurance coverage.

5b  I want insurance coverage to be: (Choose one)
    |_| Level - Insurance coverage remains constant.
    |_| Adjustable - Insurance coverage changes with the value of your investment.

5c  I want the following additional insurance benefits:
    |_| Waiver of payment upon disability
    |_| Waiver of charges upon disability
    |_| Living benefits
    |_| Other Insured Rider (Complete Supplementary Application)
    |_| Guaranteed Insurability Rider $_____________________
    |_| Exchange Option Rider
    |_| ____________________________________________________

--------------------------------------------------------------------------------
6  BENEFICIARY
--------------------------------------------------------------------------------

The Primary Beneficiary is the person or entity who will receive the policy proceeds. The Contingent Beneficiary is the person or entity who will receive the policy proceeds should the Primary Beneficiary not survive the insured.

________________________________________________________________________________
Name of Primary Beneficiary                        Relationship to Insured

________________________________________________________________________________
Name of Contingent Beneficiary                     Relationship to Insured

|_| 10-day Common Disaster Clause*

|_| ______________-day Common Disaster Clause*

* A Common Disaster Clause requires that the beneficiary survive the insured for a specified length of time before becoming entitled to the policy proceeds. This assures that the contingent beneficiary will receive the policy proceeds rather than the estate of the primary beneficiary.

--------------------------------------------------------------------------------
7  REPLACEMENT OF OTHER CONTRACTS
--------------------------------------------------------------------------------

Will the proposed policy replace any existing annuity or life insurance contract?

|_|Yes        |_|No

If yes, list company name and policy number.

________________________________________________________________________________

I have not applied for any life or disability insurance with another company in the last six months.

|_|Yes        |_|No

 If yes, please explain:

________________________________________________________________________________

--------------------------------------------------------------------------------
8 INFORMATION ABOUT THE INSURED
--------------------------------------------------------------------------------

An additional sheet of paper may be attached, if necessary, to provide full answers to the questions in this application.

8a   Current Employment.

     Name of Employer _______________________________________________Yrs._______

     Occupation and Responsibilities ___________________________________________

________________________________________________________________________________

     Any change contemplated?___________________________________________________

8b  Income.

     My annual earned income is        $________________________________________

     My annual unearned income is      $________________________________________

     My net worth is                   $________________________________________

8c I had an illness or injury during the past six months that has prevented me from engaging in the usual duties of my occupation for more than seven days.

     |_| Yes |_| No     If yes, please explain:

________________________________________________________________________________

________________________________________________________________________________

8d During the past three years I had a motor vehicle license suspended or revoked or been convicted of driving under the influence of drugs or alcohol or of more than one moving violation.

     |_| Yes |_| No     If yes, please explain:

________________________________________________________________________________

________________________________________________________________________________

8e During the past three years I have participated in or I intend to participate in:

     |_| Scuba diving |_| Skydiving |_| Motor racing

     |_| Hang gliding or similar flying activity

8f During the past three years I have flown as or I intend to fly as a trainee, pilot or crew member.

     |_|Yes |_|No

8g   During the past year, I have smoked one or more cigarettes.

     |_|Yes |_|No

8h   I currently use:

     |_| Cigars |_| Pipe |_| Chewing tobacco

     |_| Other tobacco product

        (Please specify)_________________________________________________

8i I will be traveling outside of the United States or Canada in the next six months:

     |_| Yes |_| No, If yes, please indicate country:

     ___________________________________________________________________________

If 8e or 8f is "yes" - Complete Appropriate Questionnaire.


AS-158-95NY                                                               PAGE 2

--------------------------------------------------------------------------------
ACKNOWLEDGMENTS AND SIGNATURES
--------------------------------------------------------------------------------

I acknowledge receipt of the Prospectuses for the First Allmerica Financial Life Insurance Company Flexible Premium Variable Life Insurance Policy, the Allmerica Investment Trust, the Variable Insurance Products Fund, and T. Rowe Price International Series. Upon request, the Company will provide you with illustrations of benefits including death benefits, policy values and cash surrender values in a form satisfactory to the New York Superintendent of Insurance.

I understand that the death benefit and duration of coverage for the flexible premium variable life insurance policy applied for may increase or decrease to reflect the investment experience of the sub-accounts of the variable account.

I understand that the policy value for the flexible premium variable life insurance policy applied for may increase or decrease to reflect the investment experience of the sub-accounts of the variable account, and are not guaranteed as to dollar amount. There is no guaranteed minimum policy value.

I believe that a Flexible Premium Variable Life Insurance Policy is consistent with my investment objectives and financial needs.

It is agreed that: (1) The application consists of this application form, the medical questionnaires and any supplemental applications to apply for insurance on family members or a second insured, if applicable. (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative/agent, insurance will be effective subject to terms of the conditional receipt; and (4) No registered representative/agent is authorized to amend, alter, or modify the terms of this agreement.

________________________________________________________________________________
Signed at City                                     State

________________________________________________________________________________
Signature of Insured                                                Date

________________________________________________________________________________
Signature of Owners (if other than Insured)                         Date

________________________________________________________________________________
Signed at City                                     State

--------------------------------------------------------------------------------
                              FOR R.R./A. USE ONLY
--------------------------------------------------------------------------------

Does the policy applied for replace an existing annuity or life insurance policy?

|_|Yes |_|No

If yes, attach replacement forms as required.

As Registered Representative/Agent, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

________________________________________________________________________________
Signature of Registered Representative/Agent                                Date

________________________________________________________________________________
Print Name of Registered Representative/Agent                          Reg Rep #

(         )                                  (          )
--------------------------------------------------------------------------------
 Telephone                                        FAX

--------------------------------------------------------------------------------
Name of Broker/Dealer                        Branch #

--------------------------------------------------------------------------------
Branch Office Street Address

--------------------------------------------------------------------------------
City                                         State                   Zip

Remarks:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


AS-158-95NY                                                               PAGE 3

First Allmerica Financial Life                                Authorization to
Insurance Company (the "Company")                             Obtain Information
================================================================================

---------------
Name of Insured
--------------- ----------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------
                       AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described below about the proposed insured:

I authorize you to give the Company, its reinsurers, or its agent; (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or the Puerto Rico Bureau of Income Tax, which the company believes it needs to perform the business functions described below. I also authorize the Company to give MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations, I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time; but my revocation will not affect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.


--------------------------------------------------------------------------------
Signature of proposed insured
(if proposed insured is a minor, signature of legal guardian)


--------------------------------------------------------------------------------
Signature of Spouse (if proposed for insurance)


--------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
                     PERSONAL HISTORY INTERVIEW INFORMATION
--------------------------------------------------------------------------------

Proposed Insured's (Professional Title)

--------------------------------------------------------------------------------

Application For

| | Adult                 | | Juvenile             Amount $___________

--------------------------------------------------------------------------------
Home Telephone: (Area Code) and No.

     (___)___________________________
Business Telephone: (Area Code) and No.

     (___)____________________________
--------------------------------------------------------------------------------
Driver's License Information

       No. ___________________ State _______________

--------------------------------------------------------------------------------
Allmerica may be contacting you to discuss this application. The best time for us to call you is at (Eastern Time):

       |_| Home        |_| Business

       1st Choice ________________

       2nd Choice ________________

--------------------------------------------------------------------------------

Broker Dealer Firm _____________________________________________________________

Registered Representative ______________________________________________________

                            FOR HOME OFFICE USE ONLY
--------------------------------------------------------------------------------
Date Received in P.H.I Unit ___________

Attempts to Call

Date/Time _______________ Date/Time ________________

Date/Time _______________ Date/Time ________________

Date/Time _______________ Date/Time ________________

Date Call Completed _____________ Time  |_|AM   |_|PM
--------------------------------------------------------------------------------

Remarks

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AS-157NY                                                                Rev 2/98